UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                    NEUBERGER BERMAN REALTY INCOME FUND INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                                          [LOGO]
                                                       NEUBERGER BERMAN
                                                       A Lehman Brothers Company

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                                605 Third Avenue
                          New York, New York 10158-0180

                           ---------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           ---------------------------

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. (each, a "Fund" and, collectively, the "Funds"), will be held on Thursday, April 6, 2006, at 2:30 p.m. Eastern time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

     (1) To elect five Class I Directors to serve until the annual meeting of stockholders in 2009, or until their successors are elected and qualified; and

     (2) To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

     You are entitled to vote at the Meeting of your Fund and any adjournments thereof if you owned Fund shares at the close of business on February 3, 2006 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposals or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Funds may be voted only in person or by written proxy.

     We will admit to the Meeting (1) all stockholders of record of the Funds as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                 By order of the Boards of Directors,

                                 /s/ Claudia A. Brandon

                                 Claudia A. Brandon

                                 Secretary

Dated: February 28, 2006

--------------------------------------------------------------------------------
                   YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                           SHARES OF STOCK YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     IF YOU OWN SHARES OF MORE THAN ONE FUND OR SHARES OF BOTH COMMON STOCK AND PREFERRED STOCK OF THE SAME FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                                                                          [LOGO]
                                                       NEUBERGER BERMAN
                                                       A Lehman Brothers Company

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 6, 2006

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Dividend Advantage Fund Inc., Neuberger Berman Income Opportunity Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc., and Neuberger Berman Realty Income Fund Inc. (each, a "Fund" and, collectively, the "Funds"), by the Board of Directors of each respective Fund in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders or any adjournments thereof ("Meeting") to be held on Thursday, April 6, 2006, at 2:30 p.m. Eastern time at the offices of Neuberger Berman, LLC ("Neuberger Berman"), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about February 28, 2006.

     If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Director and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on February 3, 2006, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting ("Record Date"). On that date, each Fund had the following number of shares of common stock ("Common Shares") and preferred stock ("Preferred Shares") outstanding and entitled to vote:

                                                COMMON SHARES   PREFERRED SHARES
FUND                                            OUTSTANDING      OUTSTANDING
---------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.      6,791,981        2,360
Neuberger Berman
  Dividend Advantage Fund Inc.                     5,805,236        2,100
Neuberger Berman Income Opportunity Fund Inc.     17,723,648        5,020
Neuberger Berman
  Intermediate Municipal Fund Inc.                20,705,124        7,176
Neuberger Berman
  New York Intermediate Municipal Fund Inc.        5,574,550        1,930
Neuberger Berman
  Real Estate Securities Income Fund Inc.         33,316,439        9,800
Neuberger Berman Realty Income Fund Inc.          27,372,139        9,120
---------------------------------------------------------------------------------

     Holders of each Fund's outstanding Common Shares and Preferred Shares will vote together as a single class to elect five of the Class I Directors. As to any other business that may properly come before the Meeting or any adjournments thereof, holders of the Common Shares and Preferred Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), the Maryland General Corporation Law and a Fund's charter with respect to said item of business. Each full share of a Fund's Common Shares or Preferred Shares is entitled to one vote and each fractional share of a Fund's Common Shares or Preferred Shares is entitled to a proportionate share of one vote.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of Neuberger Berman Management Inc. ("NB Management"), affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund's investment manager and administrator. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds.

     With respect to each Fund, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote 33 1/3 of the shares outstanding and entitled to vote at the Meeting is required for a quorum. The affirmative vote of the holders of a majority of a Fund's outstanding Common Shares and Preferred Shares, voting as a single class, is required to elect five of that Fund's Class I Directors. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the Maryland General Corporation Law and the Fund's charter with respect to said item of business. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposed item are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" or "AGAINST" any proposal in their discretion. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment and against the election of the Directors.

     As of February 3, 2006, no Fund knows of any person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.

                                                            AMOUNT OF
                      CLASS OF     NAME AND ADDRESS OF     BENEFICIAL     PERCENT OF
FUND                    STOCK        BENEFICIAL OWNER       OWNERSHIP       CLASS
------------------------------------------------------------------------------------
Neuberger Berman     Common       Deutsche Bank AG,       1,932,675         5.80%
  Real Estate        Shares       London Branch
  Securities                      Taunusanlage 12
  Income Fund*                    D-60325
                                  Frankfurt am Main
                                  Federal Republic
                                  of Germany
------------------------------------------------------------------------------------
Neuberger Berman     Common       Deutsche Bank AG,       1,880,206         6.87%
  Realty Income      Shares       London Branch
  Fund*                           Taunusanlage 12
                                  D-60325
                                  Frankfurt am Main
                                  Federal Republic
                                  of Germany
------------------------------------------------------------------------------------

*  Based on a Schedule 13G filed by Deutsche Bank AG on February 1, 2006

     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of February 3, 2006.

     NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. As of November 30, 2005, Neuberger Berman affiliates had approximately $175 billion in assets under management. Neuberger Berman and NB Management are indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly held company.

     STOCKHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR EACH FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Stockholders may send communications that they would like to direct to the Board of Directors of a Fund to the attention of Chamaine Williams, Chief Compliance Officer of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. Each Board has directed Ms. Williams to send such communications to the chairperson of the applicable Fund's Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Funds' Process for Nominating Director Candidates" and "Stockholder Proposals."

                             ELECTION OF DIRECTORS
                                   PROPOSAL

     The Board of Directors of each Fund is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2006, 2007 and 2008, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund's Directors helps to promote the continuity and stability of each Fund's management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the Directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Directors may fill the vacancies so created, to the extent permitted by the 1940 Act.

     Holders of each Fund's Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund's Board of Directors). One of those two Directors is a Class II Director up for election in 2007. The other is a Class III Director up for election in 2008. The Class II and III Directors are not nominees to be considered at the Meeting.

     The term of each current Class I Director expires in 2006, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the Boards of Directors.

     The Governance and Nominating Committee of each Fund reviewed the qualifications, experience and background of each incumbent Director. Based upon this review, each Committee determined that nominating the incumbents would be in the best interests of its Fund's stockholders. Each Fund's Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     At a meeting on December 14, 2005, the Boards of Directors received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, each Fund's Board voted to nominate Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Peter E. Sundman and Peter P. Trapp for election as Class I Directors with a term expiring in 2009. Each Fund has a policy that at least three-fourths of all Directors be Independent Fund Directors. Independent Fund Directors are those who are not associated with the

Funds' investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named in the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Director if elected. Each Fund's Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board of Directors may recommend.

     None of the Directors is related to any other. The following tables set forth certain information regarding each Director of the Funds. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                        INFORMATION REGARDING NOMINEES
                      FOR ELECTION AT 2006 ANNUAL MEETING

----------------------------------------------------------------------------------------------
                                                       NUMBER OF
NAME, AGE, POSITION,                                   PORTFOLIOS IN
TERM OF OFFICE, AND                                    FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                         OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)                  PRINCIPAL OCCUPATION(S)     DIRECTOR(2)    DIRECTOR
----------------------------------------------------------------------------------------------
                                             CLASS I
Independent Fund Directors
----------------------------------------------------------------------------------------------
Faith Colish (70)          Counsel, Carter Ledyard           48       Advisory Director,
Director                   & Milburn LLP (law                         ABA Retirement Funds
Since inception            firm) since October                        (formerly, American Bar
                           2002; formerly, Attorney-                  Retirement Association
                           at-Law and President,                      (ABRA)) since 1997
                           Faith Colish, A                            (not-for-profit
                           Professional Corporation,                  membership association).
                           1980 to 2002.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                  NUMBER OF
NAME, AGE, POSITION,                              PORTFOLIOS IN
TERM OF OFFICE, AND                               FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                    OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)              PRINCIPAL OCCUPATION(S)    DIRECTOR(2)    DIRECTOR
----------------------------------------------------------------------------------------------

C. Anne Harvey (68)    President, C.A. Harvey           48       Formerly, President,
Director               Associates since                          Board of Associates
Since inception        October 2001; formerly,                   to the National
                       Director, AARP, 1978 to                   Rehabilitation Hospital's
                       December 2001.                            Board of Directors, 2001
                                                                 to 2002; formerly,
                                                                 Member, Individual
                                                                 Investors Advisory
                                                                 Committee to the New
                                                                 York Stock Exchange
                                                                 Board of Directors, 1998
                                                                 to June 2002.
----------------------------------------------------------------------------------------------
Cornelius T. Ryan      Founding General                 48       None.
(74)                   Partner, Oxford Partners
Director               and Oxford Bioscience
Since inception        Partners (venture capital
                       investing) and President,
                       Oxford Venture
                       Corporation since 1981.
----------------------------------------------------------------------------------------------
Peter P. Trapp (61)    Regional Manager for             48       None.
Director               Mid-Southern Region,
Since inception        Ford Motor Credit
                       Company since
                       September 1997;
                       formerly, President,
                       Ford Life Insurance
                       Company, April 1995 to
                       August 1997.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   NUMBER OF
NAME, AGE, POSITION,                               PORTFOLIOS IN
TERM OF OFFICE, AND                                FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                     OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)               PRINCIPAL OCCUPATION(S)    DIRECTOR(2)    DIRECTOR
----------------------------------------------------------------------------------------------
Director who is an "Interested Person"*
----------------------------------------------------------------------------------------------
Peter E. Sundman*       Executive Vice                   48       Director and Vice
(46)                    President, Neuberger                      President, Neuberger &
Chief Executive         Berman Inc. (holding                      Berman Agency, Inc.
Officer, Director and   company) since 1999;                      since 2000; formerly,
Chairman of the         Head of Neuberger                         Director, Neuberger
Board                   Berman Inc.'s Mutual                      Berman Inc. (holding
Since inception         Funds Business (since                     company) from October
                        1999) and Institutional                   1999 to March 2003;
                        Business (from 1999 to                    Trustee, Frost Valley
                        October 2005);                            YMCA; Trustee, College
                        responsible for                           of Wooster.
                        Managed Accounts
                        Business and
                        intermediary distribution
                        since October 1999;
                        President and Director,
                        NB Management since
                        1999; Managing
                        Director, Neuberger
                        Berman since 2005;
                        formerly Executive Vice
                        President, Neuberger
                        Berman from 1999 to
                        December 2005;
                        formerly, Principal,
                        Neuberger Berman from
                        1997 to 1999; formerly,
                        Senior Vice President,
                        NB Management from
                        1996 to 1999.
----------------------------------------------------------------------------------------------

                        INFORMATION REGARDING DIRECTORS
                         WHOSE CURRENT TERMS CONTINUE

----------------------------------------------------------------------------------------------
                                                       NUMBER OF
NAME, AGE, POSITION,                                   PORTFOLIOS IN
TERMS OF OFFICE, AND                                   FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                         OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)                  PRINCIPAL OCCUPATION(S)     DIRECTOR(2)    DIRECTOR
----------------------------------------------------------------------------------------------
                                              CLASS II
Independent Fund Directors
----------------------------------------------------------------------------------------------
John Cannon (76)           Consultant. Formerly,             48       Independent Trustee or
Director                   Chairman, CDC                              Director of three series of
Since inception            Investment Advisers                        Oppenheimer Funds:
                           (registered investment                     Limited Term New York
                           adviser), 1993 to                          Municipal Fund,
                           January 1999; formerly,                    Rochester Fund
                           President and Chief                        Municipals, and
                           Executive Officer, AMA                     Oppenheimer Convertible
                           Investment Advisors, an                    Securities Fund since
                           affiliate of the American                  1992.
                           Medical Association.
----------------------------------------------------------------------------------------------
Barry Hirsch (72)          Attorney-at-Law.                  48       None.
Director                   Formerly, Senior
Since inception            Counsel, Loews
                           Corporation (diversified
                           financial corporation),
                           May 2002 to April
                           2003; formerly, Senior
                           Vice President,
                           Secretary and General
                           Counsel, Loews
                           Corporation.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   NUMBER OF
NAME, AGE, POSITION,                               PORTFOLIOS IN
TERMS OF OFFICE, AND                               FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                     OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)              PRINCIPAL OCCUPATION(S)     DIRECTOR(2)    DIRECTOR
----------------------------------------------------------------------------------------------
Tom D. Seip (56)       General Partner, Seip             48       Director, H&R Block,
Director               Investments LP (a private                  Inc. (financial services
Since inception        investment partnership);                   company) since May
Lead Director          formerly, President and                    2001; Director, America
Since 2006             CEO, Westaff, Inc.                         One Foundation since
                       (temporary staffing), May                  1998; formerly, Director,
                       2001 to January 2002;                      Forward Management,
                       formerly, Senior                           Inc. (asset management),
                       Executive at the Charles                   1999-2006; formerly
                       Schwab Corporation                         Director, E-Bay
                       from 1983 to 1999,                         Zoological Society
                       including Chief                            1999-2003; formerly,
                       Executive Officer,                         Director, General Magic
                       Charles Schwab                             (voice recognition
                       Investment Management,                     software), 2001 to 2002;
                       Inc. and Trustee, Schwab                   formerly, Director,
                       Family of Funds and                        E-Finance Corporation
                       Schwab Investments                         (credit decisioning
                       from 1997 to 1998; and                     services), 1999 to 2003;
                       Executive Vice President-                  formerly, Director,
                       Retail Brokerage, Charles                  Save-Daily.com (micro
                       Schwab Investment                          investing services),
                       Management from 1994                       1999 to 2003.
                       to 1997.
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
NAME, AGE, POSITION,                                              PORTFOLIOS IN
TERMS OF OFFICE, AND                                              FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                    OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)                               PRINCIPAL OCCUPATION(S)   DIRECTOR(2)    DIRECTOR
---------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"*
---------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (65)                    Executive Vice                  48       Director, Dale Carnegie
President and                           President and Chief                      and Associates, Inc.
Director                                Investment Officer,                      (private company) since
Since December                          Neuberger Berman Inc.                    1998; Director, Solbright,
2002                                    (holding company)                        Inc. (private company)
                                        since 2002 and 2003,                     since 1998.
                                        respectively; Managing
                                        Director and Chief
                                        Investment Officer,
                                        Neuberger Berman since
                                        December 2005 and
                                        2003, respectively;
                                        formerly, Executive
                                        Vice President,
                                        Neuberger Berman from
                                        December 2002 to
                                        2005; Director and
                                        Chairman, NB
                                        Management since
                                        December 2002;
                                        formerly, Executive
                                        Vice President,
                                        Citigroup Investments,
                                        Inc. from September
                                        1995 to February 2002;
                                        formerly, Executive
                                        Vice President,
                                        Citigroup Inc. from
                                        September 1995 to
                                        February 2002.
---------------------------------------------------------------------------------------------------------
                                                    CLASS III
---------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------
Robert A. Kavesh                        Marcus Nadler                   48       Director, The Caring
   (78)                                 Professor Emeritus of                    Community (not-for-
Director                                Finance and Economics,                   profit); formerly, Director,
Since inception                         New York University                      DEL Laboratories, Inc.
                                        Stern School of                          (cosmetics and
                                        Business; formerly,                      pharmaceuticals), 1978 to
                                        Executive Secretary-                     2004; formerly, Director,
                                        Treasurer, American                      Apple Bank for Savings,
                                        Finance Association,                     1979 to 1990; formerly,
                                        1961 to 1979.                            Director, Western Pacific
                                                                                 Industries, Inc., 1972 to
                                                                                 1986 (public company).
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
NAME, AGE, POSITION,                              PORTFOLIOS IN
TERMS OF OFFICE, AND                              FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                    OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)              PRINCIPAL OCCUPATION(S)    DIRECTOR(2)    DIRECTOR
---------------------------------------------------------------------------------------------------------
Howard A. Mileaf       Retired. Formerly, Vice          48       Director, Webfinancial
(69)                   President and General                     Corporation (holding
Director               Counsel, WHX                              company), since December
Since inception        Corporation (holding                      2002; formerly Director,
                       company), 1993 to                         WHX Corporation
                       2001.                                     (holding company),
                                                                 January 2002 to June
                                                                 2005; formerly, Director,
                                                                 State Theatre of New
                                                                 Jersey (not-for-profit
                                                                 theater), 2000 to 2005;
                                                                 formerly, Director,
                                                                 Kevlin Corporation
                                                                 (manufacturer of
                                                                 microwave and other
                                                                 products).
---------------------------------------------------------------------------------------------------------
Edward I. O'Brien      Formerly, Member,                48       Director, Legg Mason,
(77)                   Investment Policy                         Inc. (financial services
Director               Committee, Edward                         holding company) since
Since inception        Jones, 1993 to 2001;                      1993; formerly, Director,
                       President, Securities                     Boston Financial Group
                       Industry Association                      (real estate and tax
                       ("SIA") (securities                       shelters), 1993 to 1999.
                       industry's representative
                       in government relations
                       and regulatory matters
                       at the federal and state
                       levels), 1974 to 1992;
                       Adviser to SIA,
                       November 1992 to
                       November 1993.
---------------------------------------------------------------------------------------------------------
William E. Rulon       Retired. Formerly,               48       Formerly, Director,
(73)                   Senior Vice President,                    Pro-Kids Golf and
Director               Foodmaker, Inc.                           Learning Academy (teach
Since inception        (operator and franchiser                  golf and computer usage
                       of restaurants) until                     to "at risk" children),
                       January 1997.                             1998 to 2006; formerly,
                                                                 Director, Prandium, Inc.
                                                                 (restaurants) from March
                                                                 2001 to July 2002.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
NAME, AGE, POSITION,                              PORTFOLIOS IN
TERMS OF OFFICE, AND                              FUND COMPLEX   OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                    OVERSEEN BY    OUTSIDE FUND COMPLEX BY
SERVED(1)              PRINCIPAL OCCUPATION(S)    DIRECTOR(2)    DIRECTOR
---------------------------------------------------------------------------------------------------------
Candace L. Straight    Private investor and             48       Director, National Atlantic
(58)                   consultant specializing                   Holdings Corporation
Director               in the insurance                          (property and casualty
Since inception        industry; formerly,                       insurance company) since
                       Advisory Director,                        2004; Director, The
                       Securitas Capital LLC                     Proformance Insurance
                       (a global private equity                  Company (personal lines
                       investment firm                           property and casualty
                       dedicated to making                       insurance company) since
                       investments in the                        March 2004; Director,
                       insurance sector), 1998                   Providence Washington
                       to December 2003.                         Insurance Company
                                                                 (property and casualty
                                                                 insurance company) since
                                                                 December 1998; formerly
                                                                 Director, Summit Global
                                                                 Partners (insurance
                                                                 brokerage firm)
                                                                 2000-2005.
---------------------------------------------------------------------------------------------------------

(1) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
    III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2006, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(2) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of each Fund's officers and each Fund's Directors and portfolio managers, persons owning more than 10% of each Fund's stock and certain officers and directors of the Funds' investment manager and sub-adviser are required to report their transactions in each Fund's stock to the SEC and either the NYSE (with respect to Neuberger Berman Realty Income Fund Inc.) or the AMEX (with respect to the other Funds). Based solely on the review by each Fund of the copies of such reports received by each Fund, each Fund believes that, during its fiscal year ended October 31, 2005, all filing requirements applicable to such persons were met.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The following table sets forth the number of times each Fund's Board met during the fiscal year ended October 31, 2005. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during that year.

FUND                                                     BOARD MEETINGS HELD
----------------------------------------------------------------------------
Neuberger Berman California Intermediate Municipal Fund Inc.     5
Neuberger Berman Dividend Advantage Fund Inc.                    5
Neuberger Berman Income Opportunity Fund Inc.                    5
Neuberger Berman Intermediate Municipal Fund Inc.                5
Neuberger Berman New York Intermediate Municipal Fund Inc.       5
Neuberger Berman Real Estate Securities Income Fund Inc.         5
Neuberger Berman Realty Income Fund Inc.                         5
----------------------------------------------------------------------------

     The Boards have established several standing committees to oversee particular aspects of the Funds' management. The standing committees of each Board are described below. The Boards do not have a standing compensation committee.

     AUDIT COMMITTEE. The purposes of each Fund's Audit Committee are (a) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. The charter of the Audit Committees is attached hereto as Appendix A. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee.

     The Audit Committee of each Fund, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is composed entirely of Independent Fund Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. Members of the Audit Committee receive additional compensation for serving on this committee. The Report of the Audit

Committees relating to the audit of Fund financial statements for the fiscal year ended October 31, 2005 is attached hereto as Appendix B. During the fiscal year ended October 31, 2005, the Committee of each Fund met seven times.

     CLOSED-END FUNDS COMMITTEE. Each Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Funds. For each Fund, its members are Barry Hirsch (Vice Chairman), Edward I. O'Brien (Chairman), Jack L. Rivkin, William E. Rulon and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2005, the Committee of each Fund met once.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of each Fund is responsible for overseeing and guiding the process by which the Independent Fund Directors annually consider whether to renew each Fund's principal contractual arrangements. For each Fund, its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Directors. During the fiscal year ended October 31, 2005, the Committee of each Fund met three times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of each Fund oversees: (a) each Fund's program for compliance with Rule 38a-1 and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with each Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), and (c) the activities of the Fund's Chief Compliance Officer. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Boards expressly to another Committee of the Boards (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, sub-adviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O'Brien. All members are Independent Fund Directors. The Boards will receive at least annually a report on the compliance programs of the Funds and service providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from the Funds, Neuberger Berman and NB Management. During the fiscal year ended October 31, 2005, the Committee of each Fund met twice.

     EXECUTIVE COMMITTEE. The Executive Committee of each Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; the Committee has all the powers of the Boards of Directors when the Boards are not in session to the extent permitted by Maryland law. For each Fund, its members are John

Cannon, Howard A. Mileaf, Edward I. O'Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Directors. During the fiscal year ended October 31, 2005, the Committee of each Fund did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of each Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Directors and of those officers as to whom the Boards are charged with approving compensation. The Committees met to discuss matters relating to the nomination of Class I Directors with respect to each Fund. For each Fund, its members are
C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Directors and are not "interested parties" of the Funds as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended October 31, 2005, the Committee of each Fund met four times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of each Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2005, the Committee of each Fund met twice.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of each Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee of each Fund are John Cannon, Faith Colish, Jack L. Rivkin, (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Directors. During the fiscal year ended October 31, 2005, the Committee of each Fund met five times.

INFORMATION REGARDING THE FUNDS' PROCESS FOR NOMINATING DIRECTOR CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to stockholders on the Fund's website at www.nb.com.

     STOCKHOLDER COMMUNICATIONS. Each Fund's Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a stockholder within the past 120 days.

     NOMINEE QUALIFICATIONS. While there is no formal list of qualifications, the Governance and Nominating Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Boards' operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of the Boards' present composition and the Committees' (or the Boards') perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committees consider prospective candidates from any reasonable source. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committees, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

     The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For each Fund, one Board member attended the 2005 annual meeting of stockholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director as of February 3, 2006.

                                                AGGREGATE DOLLAR RANGE OF
                                                EQUITY SECURITIES IN ALL REGISTERED
                        DOLLAR RANGE OF         INVESTMENT COMPANIES OVERSEEN
                        EQUITY SECURITIES       BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR        OWNED IN EACH FUND*     INVESTMENT COMPANIES*
------------------------------------------------------------------------------------
Independent Fund Directors
------------------------------------------------------------------------------------
John Cannon             None                    Over $100,000
Faith Colish            100**                   Over $100,000
C. Anne Harvey          None                    $50,001-$100,000
Barry Hirsch            None                    Over $100,000
Robert A. Kavesh        None                    $10,001-$50,000
Howard A. Mileaf        None                    Over $100,000
Edward I. O'Brien       None                    Over $100,000
William E. Rulon        None                    $1-$10,000
Cornelius T. Ryan       None                    Over $100,000
Tom D. Seip             None                    Over $100,000
Candace L. Straight     None                    Over $100,000
Peter P. Trapp          None                    Over $100,000
------------------------------------------------------------------------------------
Directors who are "Interested Persons"
------------------------------------------------------------------------------------
Jack L. Rivkin          None                    None
Peter E. Sundman        None                    Over $100,000
------------------------------------------------------------------------------------

*  Valuation as of February 3, 2006.

** Ms. Colish owns 100 shares of each Fund other than Neuberger Berman
   California Intermediate Municipal Fund Inc.

INDEPENDENT FUND DIRECTORS' OWNERSHIP OF SECURITIES

     As of January 31, 2006, no Independent Fund Director (or his/her immediate family members) owned securities of NB Management or securities in an entity controlling, controlled by or under common control with NB Management (not including registered investment companies).

OFFICERS OF THE FUNDS

     The following table sets forth certain information regarding the officers of the Funds. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Funds are appointed by the Directors and serve at the pleasure of the Board.

                          POSITION AND
                          LENGTH OF
NAME AND AGE              TIME SERVED       PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------
Andrew B. Allard (44)     Anti-Money        Senior Vice President, Neuberger
                          Laundering        Berman since 2006; Deputy
                          Compliance        General Counsel, Neuberger
                          Officer since     Berman since 2004; formerly, Vice
                          inception (1)     President, Neuberger Berman,
                                            2000 to 2006; formerly, Associate
                                            General Counsel, Neuberger
                                            Berman, 1999 to 2004; formerly,
                                            Associate General Counsel, NB
                                            Management, 1994 to 1999;
                                            Anti-Money Laundering
                                            Compliance Officer, fifteen
                                            registered investment companies
                                            for which NB Management acts as
                                            investment manager and
                                            administrator (seven since 2002,
                                            three since 2003, four since 2004
                                            and one since 2005).
--------------------------------------------------------------------------------
Michael J. Bradler (35)   Assistant         Vice President, Neuberger since
                          Treasurer since   2006; Employee, NB Management
                          2005              since 1997; Assistant Treasurer,
                                            fifteen registered investment
                                            companies for which NB
                                            Management acts as investment
                                            manager and administrator (fifteen
                                            since 2005).
--------------------------------------------------------------------------------
Claudia A. Brandon (49)   Secretary since   Vice President-Mutual Fund Board
                          inception (1)     Relations, NB Management since
                                            2000 and Assistant Secretary since
                                            2004; Vice President, Neuberger
                                            since 2002 and employee since
                                            1999; formerly, Vice President, NB
                                            Management from 1986 to 1999;
                                            Secretary, fifteen registered
                                            investment companies for which NB
                                            Management acts as investment
                                            manager and administrator (three
                                            since 2000, four since 2002, three
                                            since 2003, four since 2004 and one
                                            since 2005).
--------------------------------------------------------------------------------

                        POSITION AND
                        LENGTH OF
NAME AND AGE            TIME SERVED           PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------
Robert Conti (49)       Vice President        Senior Vice President, Neuberger
                        since inception (1)   since 2003; formerly, Vice
                                              President, Neuberger from 1999 to
                                              2003; Senior Vice President, NB
                                              Management since 2000; formerly,
                                              Controller, NB Management until
                                              1996; formerly, Treasurer, NB
                                              Management from 1996 to 1999;
                                              Vice President, fifteen registered
                                              investment companies for which NB
                                              Management acts as investment
                                              manager and administrator (three
                                              since 2000, four since 2002, three
                                              since 2003, four since 2004 and one
                                              since 2005).
--------------------------------------------------------------------------------
Brian J. Gaffney (52)   Vice President        Managing Director, Neuberger since
                        since inception (1)   1999; Senior Vice President, NB
                                              Management since 2000; formerly,
                                              Vice President, NB Management
                                              from 1997 to 1999; Vice President,
                                              fifteen registered investment
                                              companies for which NB
                                              Management acts as investment
                                              manager and administrator (three
                                              since 2000, four since 2002, three
                                              since 2003, four since 2004 and one
                                              since 2005).
--------------------------------------------------------------------------------
Maxine Gerson (55)      Chief Legal           Senior Vice President, Neuberger
                        Officer since         Berman since 2002; Deputy
                        2005 (only for        General Counsel and Assistant
                        purposes of           Secretary, Neuberger Berman since
                        sections 307 and      2001; formerly, Vice President,
                        406 of the            Neuberger Berman, 2001 to 2002;
                        Sarbanes-Oxley        formerly, Associate General
                        Act of 2002)          Counsel, Neuberger Berman,
                                              2001; formerly, Counsel,
                                              Neuberger Berman, 2000;
                                              Secretary and General Counsel,
                                              NB Management since 2004.
--------------------------------------------------------------------------------

                        POSITION AND
                        LENGTH OF
NAME AND AGE            TIME SERVED          PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------
Sheila R. James (40)    Assistant            Employee, Neuberger since 1999;
                        Secretary since      formerly, Employee, NB
                        inception (1)        Management from 1991 to 1999;
                                             Assistant Secretary, fifteen
                                             registered investment companies
                                             for which NB Management acts as
                                             investment manager and
                                             administrator (seven since 2002,
                                             three since 2003, four since 2004
                                             and one since 2005).
--------------------------------------------------------------------------------
Kevin Lyons (50)        Assistant            Employee, Neuberger since 1999;
                        Secretary since      formerly, Employee, NB
                        2003 (2)             Management from 1993 to 1999;
                                             Assistant Secretary, fifteen
                                             registered investment companies
                                             for which NB Management acts as
                                             investment manager and
                                             administrator (ten since 2003, four
                                             since 2004 and one since 2005).
--------------------------------------------------------------------------------
John M. McGovern (36)   Treasurer and        Vice President, Neuberger since
                        Principal            2004; Employee, NB Management
                        Financial and        since 1993; Treasurer and
                        Accounting           Principal Financial and Accounting
                        Officer since        Officer, fifteen registered
                        2005; prior          investment companies for which
                        thereto, Assistant   NB Management acts as
                        Treasurer since      investment manager and
                        inception (1)        administrator (fifteen since 2005);
                                             formerly, Assistant Treasurer,
                                             fifteen registered investment
                                             companies for which NB
                                             Management acts as investment
                                             manager and administrator from
                                             2002 to 2005.
--------------------------------------------------------------------------------
Frank Rosato (35)       Assistant            Vice President, Neuberger since
                        Treasurer since      2006; Employee, NB Management
                        2005                 since 1995; Assistant Treasurer,
                                             fifteen registered investment
                                             companies for which NB
                                             Management acts as investment
                                             manager and administrator (fifteen
                                             since 2005).
--------------------------------------------------------------------------------

                         POSITION AND
                         LENGTH OF
NAME AND AGE             TIME SERVED           PRINCIPAL OCCUPATION(S)
--------------------------------------------------------------------------------
Frederic B. Soule (59)   Vice President        Senior Vice President, Neuberger
                         since inception (1)   since 2003; formerly, Vice
                                               President, Neuberger from 1999 to
                                               2003; formerly, Vice President,
                                               NB Management from 1995 to
                                               1999; Vice President, fifteen
                                               registered investment companies
                                               for which NB Management acts as
                                               investment manager and
                                               administrator (three since 2000,
                                               four since 2002, three since 2003,
                                               four since 2004 and one since
                                               2005).
--------------------------------------------------------------------------------
Chamaine Williams (35)   Chief                 Vice President, Lehman Brothers
                         Compliance            Inc. since 2003; Chief Compliance
                         Officer since         Officer, fifteen registered
                         2005                  investment companies for which
                                               NB Management acts as
                                               investment manager and
                                               administrator (fifteen since 2005);
                                               Chief Compliance Officer, Lehman
                                               Brothers Asset Management Inc.
                                               since 2003; Chief Compliance
                                               Officer, Lehman Brothers
                                               Alternative Investment
                                               Management LLC since 2003;
                                               formerly, Vice President, UBS
                                               Global Asset Management (US)
                                               Inc. (formerly, Mitchell Hutchins
                                               Asset Management, a wholly-
                                               owned subsidiary of PaineWebber
                                               Inc.) from 1997-2003.
--------------------------------------------------------------------------------

(1) The officer has served since each Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of the Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(2) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in 2004.

COMPENSATION OF DIRECTORS

     The following table sets forth information concerning the compensation of the Funds' Directors. The Funds do not have any retirement plan for their Directors. For the fiscal year ended October 31, 2005, the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2005, the Directors received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Director who is a director, officer or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves as a Director and/or officer without any compensation from the Funds.

                             TABLE OF COMPENSATION

                                                  TOTAL COMPENSATION FROM REGISTERED
                          COMPENSATION FROM      INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION       EACH FUND FOR FISCAL     BERMAN FUND COMPLEX PAID TO DIRECTORS
WITH EACH FUND           YEAR ENDED 10/31/05       FOR CALENDAR YEAR ENDED 12/31/05
-----------------------------------------------------------------------------------------
Independent Fund Directors
-----------------------------------------------------------------------------------------
John Cannon
  Director                     $2,098                           $92,785
Faith Colish
  Director                     $1,956                           $85,877
C. Anne Harvey
  Director                     $1,956                           $85,877
Barry Hirsch
  Director                     $1,956                           $85,877
Robert A. Kavesh
  Director                     $1,956                           $85,877
Howard A. Mileaf
  Director                     $1,978                           $88,809
Edward I. O'Brien
  Director                     $1,956                           $85,877
William E. Rulon
  Director                     $1,956                           $85,877
Cornelius T. Ryan
  Director                     $2,217                           $97,698
Tom D. Seip
  Director                     $2,053                           $90,808
Candace L. Straight
  Director                     $1,956                           $85,877
Peter P. Trapp
  Director                     $2,098                           $92,785
-----------------------------------------------------------------------------------------

                                                        TOTAL COMPENSATION FROM REGISTERED
                                COMPENSATION FROM      INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION             EACH FUND FOR FISCAL     BERMAN FUND COMPLEX PAID TO DIRECTORS
WITH EACH FUND                 YEAR ENDED 10/31/05       FOR CALENDAR YEAR ENDED 12/31/05
-----------------------------------------------------------------------------------------
Directors who are "Interested Persons"
-----------------------------------------------------------------------------------------
Jack L. Rivkin
  Director and President               $0                               $0
Peter E. Sundman
  Director, Chairman of
  the Board and Chief
  Executive Officer                    $0                               $0
-----------------------------------------------------------------------------------------

VOTE REQUIRED

     With respect to each Fund, Faith Colish, C. Anne Harvey, Cornelius T. Ryan, Peter E. Sundman and Peter P. Trapp must be elected by the holders of a majority of the Fund's outstanding Common Shares and Preferred Shares, voting together.

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" EACH NOMINEE.

                INFORMATION ON THE FUNDS' INDEPENDENT REGISTERED
                            PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended October 31, 2005 for each Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund's filings with the SEC. In the opinion of the Audit Committees, the services provided by Ernst & Young are compatible with maintaining the independence of the Funds' independent registered public accounting firm. The Board of Directors of each Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2006. Ernst & Young has served as each Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Funds for the fiscal years or periods ended October 31, 2004 and October 31, 2005 and for the review of the financial statements included in the Funds' regulatory filings were as shown in the table below.

                                                             AUDIT FEES BILLED
                                                      -------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR
                                                        PERIOD ENDED         ENDED
FUND                                                      10/31/04         10/31/05
-------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.              $31,250          $31,250
Neuberger Berman Dividend Advantage Fund Inc.(1)           $49,750          $31,250
Neuberger Berman Income Opportunity Fund Inc.              $31,250          $31,250
Neuberger Berman Intermediate Municipal Fund Inc.          $31,250          $31,250
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                $31,250          $31,250
Neuberger Berman
  Real Estate Securities Income Fund Inc.                  $46,250          $31,250
Neuberger Berman Realty Income Fund Inc.                   $31,250          $31,250
-------------------------------------------------------------------------------------

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years or periods ended October 31, 2004 and October 31, 2005, for performing agreed-upon procedures for the Preferred Shares of each Fund were as shown in the table below.

                                                         AUDIT-RELATED FEES BILLED
                                                      -------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR
                                                        PERIOD ENDED         ENDED
FUND                                                      10/31/04         10/31/05
-------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.              $5,000           $6,000
Neuberger Berman Dividend Advantage Fund Inc.(1)              N/A           $6,000
Neuberger Berman Income Opportunity Fund Inc.              $5,000           $6,000
Neuberger Berman Intermediate Municipal Fund Inc.          $5,000           $6,000
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                $5,000           $6,000
Neuberger Berman
  Real Estate Securities Income Fund Inc.                  $5,000           $6,000
Neuberger Berman Realty Income Fund Inc.                   $5,000           $6,000
-------------------------------------------------------------------------------------

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years or periods ended October 31, 2004 and October 31, 2005, for tax compliance, tax advice, and tax planning were as shown in the table below.

                                                              TAX FEES BILLED
                                                      -------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR
                                                        PERIOD ENDED         ENDED
FUND                                                      10/31/04         10/31/05
-------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.              $8,700           $8,700
Neuberger Berman Dividend Advantage Fund Inc.(1)           $8,700           $8,700
Neuberger Berman Income Opportunity Fund Inc.              $8,700           $8,700
Neuberger Berman Intermediate Municipal Fund Inc.          $8,700           $8,700
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                $8,700           $8,700
Neuberger Berman
  Real Estate Securities Income Fund Inc.                  $8,700           $8,700
Neuberger Berman Realty Income Fund Inc.                   $8,700           $8,700
-------------------------------------------------------------------------------------

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years or periods ended October 31, 2004 and October 31, 2005 for other services provided to the Funds were as shown in the table below.

                                                              ALL OTHER FEES
                                                      -------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR
                                                        PERIOD ENDED         ENDED
FUND                                                      10/31/04         10/31/05
-------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.                $0               $0
Neuberger Berman Dividend Advantage Fund Inc.(1)             $0               $0
Neuberger Berman Income Opportunity Fund Inc.                $0               $0
Neuberger Berman Intermediate Municipal Fund Inc.            $0               $0
Neuberger Berman
  New York Intermediate Municipal Fund Inc.                  $0               $0
Neuberger Berman
  Real Estate Securities Income Fund Inc.                    $0               $0
Neuberger Berman Realty Income Fund Inc.                     $0               $0
-------------------------------------------------------------------------------------

     Aggregate fees billed by Ernst & Young during the fiscal years or periods ended October 31, 2004 and October 31, 2005 for non-audit services to the Funds, NB Management and Neuberger Berman were as shown in the table below.

                                                         AGGREGATE NON-AUDIT FEES*
                                                      -------------------------------
                                                       FISCAL YEAR OR     FISCAL YEAR
                                                        PERIOD ENDED         ENDED
FUND                                                      10/31/04         10/31/05
-------------------------------------------------------------------------------------
Neuberger Berman
  California Intermediate Municipal Fund Inc.             $269,750       $175,350
Neuberger Berman Dividend Advantage Fund Inc.(1)          $264,750       $175,350
Neuberger Berman Income Opportunity Fund Inc.             $264,750       $175,350
Neuberger Berman Intermediate Municipal Fund Inc.         $269,750       $175,350
Neuberger Berman
  New York Intermediate Municipal Fund Inc.               $269,750       $175,350
Neuberger Berman
  Real Estate Securities Income Fund Inc.                 $269,750       $175,350
Neuberger Berman Realty Income Fund Inc.                  $269,750       $175,350
-------------------------------------------------------------------------------------

  * Because this is a combined proxy for multiple Funds, the aggregate total of the fees billed to NB Management and Neuberger Berman is included in each Fund's Aggregate Non-Audit Fees in this table.

(1)  The Fund commenced investment operations on March 30, 2004.

     Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management or Neuberger Berman that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                 OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each respective Fund.

                             STOCKHOLDER PROPOSALS

     Each Fund's Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to stockholders in connection with the previous year's annual meeting. In order to be considered at a Fund's 2007 annual meeting, stockholder nominations and proposals must be received by the Fund no later than December 1, 2006 and must satisfy the other requirements of the federal securities laws. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.


                  NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

     Please advise the Funds, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                 By order of the Boards of Directors,

                                 /s/ Claudia A. Brandon

                                 Secretary

Dated: February 28, 2006

                                                                     APPENDIX A

                            NEUBERGER BERMAN FUNDS
                            AUDIT COMMITTEE CHARTER

I. AUDIT COMMITTEE MEMBERSHIP AND QUALIFICATIONS

     The Audit Committee shall consist of at least three members appointed by the Board of Directors/Trustees ("Board") upon recommendation by the Governance and Nominating Committee. The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Investment Company Act"), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be "financially literate" -- i.e., able to read and understand a company's financial statements, including the balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee must have finance, accounting or related financial management expertise.

     The Board shall determine annually whether any member of the Audit Committee is an "audit committee financial expert" as defined in Item 3 of Form N-CSR.

II. PURPOSES OF THE AUDIT COMMITTEE

    The purposes of the Audit Committee are:

    (a) to oversee the accounting and financial reporting processes of the Fund and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

    (b) to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

    (c) to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

    (d) to approve prior to appointment the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

    (e) to act as a liaison between the Fund's independent auditors and the full Board;

    (f) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of directors/trustees1; and

     The independent auditors for the Fund shall report directly to the Audit Committee.

III. DUTIES AND POWERS OF THE AUDIT COMMITTEE

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

    (a) to select and approve in advance the retention of auditors to annually audit and provide their opinion on the Fund's financial statements; to oversee the performance of the auditors and, if the Committee deems it appropriate, to approve the termination of their engagement; to recommend that those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act) approve such retention or termination; and, in connection with the foregoing, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor's qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

         (i) the audit firm's internal quality-control procedures;

        (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

       (iii) all relationships between the independent auditor and the Fund, as well as the Fund's investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund.

     It is a responsibility of the Audit Committee to engage actively in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditor.

    (b) to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Fund;

1 This report is required only for closed-end funds. An example appears as Attachment A to this charter.

    (c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the services described in (b) above;

    (d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

    (e) to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

    (f) to review the arrangements for and scope of the annual audit and any special audits;

    (g) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

    (h) to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting;

    (i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors' opinion on the Fund's financial statements, and to discuss with management and the independent auditor the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance";

    (j) to resolve disagreements between management and the auditors regarding financial reporting;

    (k) to consider any difficulties that may have arisen in the course of the audit, including any limitations upon the scope of the audit;

    (l) to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

    (m) to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

    (n) to discuss generally the Fund's earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, e.g., the types of information to be disclosed and the type of presentation to be made;

    (o) to review in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

    (p) to set clear policies relating to the hiring by entities within the Fund's investment company complex2 of employees or former employees of the independent auditors;

    (q) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

    (r) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

    (s) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate.

     The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one

2  "Investment company complex" includes:
   o The fund and its investment adviser or sponsor;
   o any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and
   o any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. ROLE AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

V. OPERATIONS OF THE AUDIT COMMITTEE

    (a) The Audit Committee shall meet on a regular basis and at least four times per year and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days' notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week's time.

    (b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

    (c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

    (d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, internal auditors (if any) and the Fund's independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

    (e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

    (f) The Audit Committee may select one of its members to be the chair and may select a vice chair.

    (g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

    (h) The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

    (i) The Audit Committee shall evaluate its performance at least annually.

                                                                   ATTACHMENT A

                                     SAMPLE
                             AUDIT COMMITTEE REPORT

                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                           (COLLECTIVELY, THE "FUNDS")

     The Audit Committee of the Boards of Directors of the Funds operates
pursuant to a Charter dated          , which sets forth the role of the Audit
Committee in the Funds' financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Funds' accounting and financial reporting processes and the quality and integrity of the Funds' financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of each Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on          to review each Fund's audited
financial statements for the fiscal period ended October 31,     . In
performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Funds' management and their
independent auditors,          . The Audit Committee has discussed with
[Auditor] the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from [Auditor] required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with [Auditor] its independence.

     The members of the Audit Committee are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and [Auditor].

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in each Fund's Annual Report to Stockholders for the
fiscal period ended October 31,     .

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

John Cannon
Walter G. Ehlers
Cornelius T. Ryan (Chairman)
Peter P. Trapp

[Date]

                                                                     APPENDIX B

                             AUDIT COMMITTEE REPORT

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.
                           (COLLECTIVELY, THE "FUNDS")

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of an Audit Committee in a Fund's financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee a Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. Each Fund's Audit Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent registered public accounting firm and reviewing the scope and results of the Fund's annual audit with the Fund's independent registered public accounting firm. Fund management is responsible for the preparation, presentation and integrity of the Funds' financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Funds is responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 13, 2005 to review each Fund's audited financial statements for the fiscal year ended October 31, 2005. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds' management and their independent registered public accounting firm, Ernst & Young LLP ("E&Y"). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, and have received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, each Fund's Audit Committee recommended to its Board of Directors that the audited financial statements be included in the Fund's Annual Report to Stockholders for the fiscal year ended October 31, 2005.

     The members of the Audit Committees are listed below. Each has been determined to be independent pursuant to American Stock Exchange Rule 121B(b)(1) and New York Stock Exchange Rule 303.01.

John Cannon
Howard A. Mileaf
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

December 13, 2005

                                                                          [LOGO]
                                                       NEUBERGER BERMAN
                                                       A Lehman Brothers Company

                             NEUBERGER BERMAN MANAGEMENT INC.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com

                                                                     P24111
                                                                     D0527 02/06

PROXY TABULATOR                                                             TO VOTE BY MAIL
PO BOX 9112
FARMINGDALE, NY 11735                                                       1) Read the Proxy Statement.
                                                                            2) Check the appropriate boxes on the proxy card below.
                                                                            3) Sign and date the proxy card.
                                                                            4) Return the proxy card in the envelope provided.


















Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.                                                    NEUBG1     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
NEUBERGER BERMAN

[FUND NAME PRINTS HERE]

VOTE ON DIRECTORS

1.    To elect  five Class I Directors to serve until the annual         FOR   WITHHOLD  FOR ALL    TO WITHHOLD  AUTHORITY  TO VOTE
      meeting of stockholders in 2009, or until their successors         ALL     ALL     EXCEPT     FOR  ANY  NOMINEE(S), MARK  THE
      are elected and qualified:                                                                    BOX "FOR ALL EXCEPT"  AND WRITE
                                                                                                    ON THE LINE BELOW THE NUMBER(S)
                                                                                                    OF THE  NOMINEE(S) FOR WHOM YOU
                                                                                                    DO NOT WANT TO VOTE.
                                                                         | |     | |      | |
      ALL FUNDS                                                                                     -------------------------------

      (01) Faith Colish
      (02) C. Anne Harvey
      (03) Cornelius T. Ryan
      (04) Peter E. Sundman
      (05) Peter P. Trapp






IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE
SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature (owner, trustee, custodian, etc.)

-------------------------------------------------------
                                        |
                                        |
-------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date

====================================================================================================================================

--------------------------------------------------------------------------------

================================================================================

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.


          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 6, 2006

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of preferred stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on April 6, 2006 at 2:30 Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of preferred stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

================================================================================

PROXY TABULATOR                                                             TO VOTE BY MAIL
PO BOX 9112
FARMINGDALE, NY 11735                                                       1) Read the Proxy Statement.
                                                                            2) Check the appropriate boxes on the proxy card below.
                                                                            3) Sign and date the proxy card.
                                                                            4) Return the proxy card in the envelope provided.

















Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.                                                    NEUBG3     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
====================================================================================================================================
NEUBERGER BERMAN

[FUND NAME PRINTS HERE]

VOTE ON DIRECTORS

1.    To elect  five Class I Directors to serve until the annual         FOR   WITHHOLD  FOR ALL    TO WITHHOLD  AUTHORITY  TO VOTE
      meeting of stockholders in 2009, or until their successors         ALL     ALL     EXCEPT     FOR  ANY  NOMINEE(S), MARK  THE
      are elected and qualified:                                                                    BOX "FOR ALL EXCEPT"  AND WRITE
                                                                                                    ON THE LINE BELOW THE NUMBER(S)
                                                                                                    OF THE  NOMINEE(S) FOR WHOM YOU
                                                                                                    DO NOT WANT TO VOTE.
                                                                         | |     | |      | |
      ALL FUNDS                                                                                     -------------------------------

      (01) Faith Colish
      (02) C. Anne Harvey
      (03) Cornelius T. Ryan
      (04) Peter E. Sundman
      (05) Peter P. Trapp






IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL 1-877-461-1899.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE
SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature (owner, trustee, custodian, etc.)

-------------------------------------------------------
                                        |
                                        |
-------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date

====================================================================================================================================

--------------------------------------------------------------------------------

================================================================================

          NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
                NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
           NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
            NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
                    NEUBERGER BERMAN REALTY INCOME FUND INC.


          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 6, 2006

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's shares of common stock in the Neuberger Berman closed-end funds listed above at the Annual Meeting of Stockholders to be held on April 6, 2006 at 2:30 Eastern Time at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. WITH RESPECT TO EACH OF THE NEUBERGER BERMAN CLOSED-END FUNDS LISTED ABOVE, THIS PROXY IS BEING SOLICITED ON BEHALF OF ITS BOARD OF DIRECTORS.

The shares of common stock represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

================================================================================